UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

KB HOME
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

The definitive additional materials filed herewith include a Notice Regarding the Availability of Proxy Materials for the KB Home Annual Meeting of Stockholders to be held on April 4, 2013, and an e-mail message sent to certain registered stockholders of KB Home regarding the electronic delivery to them of materials for the Annual Meeting.

KB HOME

IMPORTANT ANNUAL MEETING INFORMATION

Vote by Internet

- Go to **www.investorvote.com/KBH**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Stockholder Meeting Notice

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The 2013 Proxy Statement and 2012 Annual Report (which is not deemed to be part of the official proxy soliciting materials) of KB Home available are at:

www.investorvote.com/KBH

Easy Online Access — A Convenient Way to View Proxy Materials and Vote

When you go online to view materials, you can also vote your shares.

Step 1: Go to **www.investorvote.com/KBH**.

Step 2: Click on the icon on the right to view current meeting materials.

Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in.

Step 4: Make your selection as instructed on each screen to select delivery preferences and vote.

IF YOU ARE A STOCKHOLDER OF RECORD WITH OUR TRANSFER AGENT, YOUR ONLINE VOTING INSTRUCTIONS MUST BE RECEIVED ON OR BEFORE 11:59 P.M. EASTERN TIME ON APRIL 3, 2013. IF YOU ARE ENTITLED TO DIRECT THE VOTE OF SHARES HELD IN THE KB HOME COMMON STOCK FUND IN THE KB HOME 401(K) SAVINGS PLAN OR IN THE KB HOME GRANTOR STOCK OWNERSHIP TRUST, YOUR ONLINE VOTING INSTRUCTIONS MUST BE RECEIVED BY THE RELEVANT TRUSTEE ON OR BEFORE 11:59 P.M. EASTERN TIME ON APRIL 2, 2013.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before March 22, 2013 to facilitate timely delivery.

01KXVE

Stockholder Meeting Notice

KB Home's 2013 Annual Meeting of Stockholders will be held on April 4, 2013 at the Company's corporate office at 10990 Wilshire Boulevard, Los Angeles, California 90024, at 9:00 a.m. local time.

The items of business to be voted on at the meeting are listed below along with the Board of Directors' recommendations.

The Board of Directors recommends that you vote FOR the following:

1. Elect ten directors, each to serve for a one-year term;
2. Advisory vote to approve named executive officer compensation; and
3. Ratify the appointment of Ernst & Young LLP as KB Home's independent registered public accounting firm for the fiscal year ending November 30, 2013.

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.

Directions to the KB Home 2013 Annual Meeting of Stockholders are available at www.kbhome.com/investor/proxy.

The Board of Directors has set the close of business on February 8, 2013 as the record date (the "Record Date") for the determination of stockholders entitled to receive notice of and to vote at the 2013 Annual Meeting or any adjournments or postponements thereof.

Stockholders of record on the Record Date or their authorized proxy holders may attend the 2013 Annual Meeting only if they have requested an admission ticket in advance following the instructions in the 2013 Proxy Statement.

Here's how to order a copy of the proxy materials and select a future delivery preference:

Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below.

Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials.

→ **Internet** – Go to **www.investorvote.com/KBH.** Follow the instructions to log in and order a copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials.

→ **Telephone** – Call us free of charge at 1-866-641-4276 and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings.

→ **Email** – Send email to investorvote@computershare.com with "Proxy Materials KB Home" in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings.

To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by March 22, 2013.

01KXVE

Computershare
KB HOME 2013 Annual Meeting of Stockholders

Control Number: [[SingleControlNumber]]

To: [[Registration]]

KB Home's 2013 proxy statement and 2012 annual report are now available online and you may also vote your shares for the 2013 Annual Meeting.

To view the proxy statement and annual report, please visit www.kbhome/investor/proxy and click on "Proxy Information"

To cast your vote, please visit www.investorvote.com/KBH and follow the on-screen instructions.
You will be prompted to enter your Control Number provided above in this email to access this voting site. Note that votes submitted through this site must be received by 11:59 p.m. Eastern Time on April 3, 2013.

Thank you for viewing the KB Home 2013 Annual Meeting materials and for submitting your very important vote.

REMEMBER, YOUR VOTE IS IMPORTANT. PLEASE VOTE.

Please note: Registered stockholders may unsubscribe to email notifications at any time by changing their elections at Investor Centre.

Questions?
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